UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:    February 2, 2011

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 2, 2011, the Compensation Committee of the InsWeb Board of Directors approved a resolution accelerating the vesting of an option grant to Mr. Kiran Rasaretnam, CFO, for 4,500 shares and to Mr. Steven Yasuda, CAO, for 1,500 shares. The option grants will be exercisable as of February 2, 2011. Without the acceleration of the vesting, the options under the grants would have both vested and expired on April 20, 2011.

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 7, 2011, InsWeb Corporation issued a press release announcing financial results for the three months and fiscal year ended December 31, 2010. The press release is attached to this report as Exhibit 99.1.

The attached Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference into any of  InsWeb Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

InsWeb Corporation has made reference to non-GAAP financial information in the press release; a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 2, 2011, the Board of Directors of InsWeb Corporation (“Corporation”) approved an amendment to the Corporation’s By-Laws, effective immediately, to re-designate Articles X and XI as Articles XI and XII, respectively, and to add a new Article X that provides that, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine. The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation is deemed to have notice of and consented to the foregoing provision.

Article X of the By-Laws of the Corporation reflecting this amendment is filed as Exhibit 3.1 to this report.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press release dated February 7, 2011.

Exhibit
Number	Description
3.1	Article X of the By-Laws of InsWeb Corporation, as amended.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2011	INSWEB CORPORATION
(Registrant)

/s/ L. Eric Loewe
L. Eric Loewe
SVP, General Counsel and Secretary